UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2009

NILE THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Sansome Street, Suite 310

San Francisco, California 94104

(Address of Principal Executive Offices)

(415) 875-7880

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Services Agreement with Two River Consulting

On June 24, 2009, Nile Therapeutics, Inc. (the “Company”) and Two River Consulting, LLC (“TRC”) entered into a Services Agreement (the “Services Agreement”). Pursuant to the terms of the Agreement, TRC will provide various clinical development, operational and administrative services to the Company for a period of one year. As compensation for such services, the Company will pay to TRC a monthly cash fee of $65,000 during the term of the Services Agreement and will issue to TRC a five-year stock option to purchase up to an aggregate of 750,000 shares of the Company’s common stock at a price per share equal to $0.89, the closing sale price of the Company’s common stock on the date of the Services Agreement.

The right to purchase the shares subject to the option will vest and become exercisable in three installments. The first installment, relating to 187,500 shares, will be immediately exercisable. The second installment, relating to a total of 375,000 shares, will vest in its entirety if the Company, with the services of TRC, completes specified clinical development milestones relating to the planned Phase IIa clinical trial of the Company’s product candidate CD-NP (the “Second Installment Milestone”) by January 15, 2010; provided that the number of shares that may vest and become exercisable will decrease on a monthly basis over a five-month period following January 15, 2010 such that if such milestones are not achieved by June 15, 2010, none of the shares subject to the Second Installment Milestone will vest. The third installment, relating to a total of 187,500 shares, will vest in its entirety if TRC delivers to the Company specified data and other written materials relating to the Phase IIa clinical trial of CD-NP (the “Third Installment Milestone”) within 90 days of completion of the Second Installment Milestone; provided, that the number of shares that will become exercisable in connection with the Third Installment Milestone will decrease on a pro rata basis until the 150th day following completion of the Second Installment Milestone, at which time 50% of the Third Installment will vest, and after 150 days none of the Third Installment Milestone will vest. The option is assignable by TRC to its employees providing services pursuant to the Services Agreement.

Either party may terminate the Services Agreement for any or no reason upon 90 days’ written notice to the other. In the event the Company terminates the Services Agreement other than for TRC’s material breach, or if TRC terminates the Services Agreement due to the Company’s material breach, all unvested portions of the Option shall accelerate and be deemed vested upon the effective date of such termination. The Services Agreement contains other customary provisions relating to TRC’s obligations to maintain the confidentiality of the Company’s proprietary information and to assign to the Company certain intellectual property resulting from the services, as well as provisions relating to the Company’s obligation to indemnify TRC for certain claims or losses relating to the services.

Joshua A. Kazam, the Company’s President & CEO, and David M. Tanen, the Company’s Secretary, both of whom are also directors of the Company, are each partners of TRC. The terms of the Services Agreement were reviewed and approved by a special committee of the Company’s Board of Directors consisting of Pedro Granadillo, Paul Mieyal and Greg Schafer. None of the members of the special committee has any interest in TRC or the Services Agreement.

Indemnification Agreements

On May 29, 2008, the Company entered into indemnification agreements with each of its directors and executive officers (the “Indemnification Agreements”). The Indemnification Agreements provide rights that supplement those provided under the Delaware General Corporation Law and in the Company’s certificate of incorporation. The Indemnification Agreements provide for the indemnification of the director or officer for certain reasonable expenses and liabilities incurred in connection with any action, suit, or proceeding to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee or agent of the Company, by reason of any action or inaction by them while serving as an officer, director, employee or agent or by reason of the fact that they were serving at the Company’s request as a director, officer, employee or agent of another entity. Under the Indemnification Agreements, indemnification will only be provided in situations where the indemnified parties acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the Company’s best interest, and, with respect to any criminal action or proceeding, in situations where they had no reasonable cause to believe the conduct was unlawful. In the case of an action or proceeding by or in the right of the Company or its subsidiary, no indemnification will be provided for any claim where a court determines that the indemnified party is liable to the Company, unless the court determines that the director or officer is fairly and reasonably entitled to indemnification. The Company believes that these Indemnification Agreements are necessary to attract and retain qualified persons to serve as directors and officers.

The Indemnification Agreements are substantially in the form of the Form of Indemnification Agreement, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures above under Item 1.01 are incorporated herein by reference.

On June 24, 2009, the Company’s Board of Directors awarded to Daron Evans, the Company’s Chief Financial Officer, a 10-year option to purchase 100,000 shares of the Company’s common stock at an exercise price equal to $0.89 per share. The stock options were made pursuant to the Company’s Amended and Restated 2005 Stock Option Plan and will vest in accordance with the same criteria applicable to the option issued to TRC, as described above under Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Indemnification Agreement entered into between Nile Therapeutics, Inc. and each of its executive officers and directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NILE THERAPEUTICS, INC.

Date: June 25, 2009	By:	/s/ Daron Evans
Daron Evans Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement entered into between Nile Therapeutics, Inc. and each of its executive officers and directors.